Exhibit 99.2

DZS Releases Third Quarter 2020 Financial Results

Plano, Texas, USA, Oct. 29, 2020 – DZS Inc. (“DZS”) (NASDAQ: DZSI), a broadband access innovator and global market leader spanning fixed and mobile optical transport and connected premises solutions for service providers and enterprises, today announced that unaudited financial results for its third quarter 2020 have been posted as a letter to stockholders to the investor relations section of its website. Please visit the DZS investor relations website at https://investor-dzsi.com/ to view the third quarter 2020 financial results in our letter to stockholders, along with accompanying supplemental financial information.

A question and answer conference call to discuss these results with President and CEO, Charlie Vogt, CFO, Tom Cancro, and VP, Investor Relations, Ted Moreau, will be held tomorrow, October 30, 2020 at 8:30 a.m. Eastern Time.

Interested parties can listen to a live webcast of the conference call by visiting the DZS Investor Relations website at https://investor-dzsi.com/. The conference call is also available via teleconference by dialing (877) 742-9182 or international +1 (602) 563-8857 with conference ID# 6457133 or participants can also click this link for instant telephone access to the event. The conference call and webcast will include forward-looking information.

A replay of the conference call will also be available at https://investor-dzsi.com/ following the completion of the call. The call will be archived at https://investor-dzsi.com/.

About DZS

DZS Inc. (NSDQ: DZSI) is a broadband access innovator and global market leader spanning fixed and mobile optical transport and connected premises solutions for service providers and enterprises. A pioneer in broadband access and mobile AnyHaul platforms with over 20 million products shipped, service providers and enterprises look to DZS for the innovation that leads to future-proof networks and outstanding performance. Over 1,000 service providers, operators, and enterprises in over 100 countries have leveraged DZS innovation, open solutions, and agility to arm them with the network resources and deployment freedom they need to lead in their markets and deliver an unrivaled communications experience. With manufacturing, engineering, service and support centers of excellence spread across the globe, DZS is positioned to bring next-generation technologies and world-class solutions to service providers and enterprises who are poised to transform, compete and win.

DZS, the DZS logo, and all DZS product names are trademarks of DZS Inc. Other brand and product names are trademarks of their respective holders. Specifications, products, and/or product names are all subject to change.

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of DZS’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. In addition, statements that refer to projections of earnings, revenue, operating expenses, gross profit, costs, or other financial items (including non-GAAP measures) in future periods are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. In addition to the factors discussed herein, factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings.  In addition, additional or unforeseen affects from the COVID-19 pandemic and the global economic climate may give rise to or amplify many of these risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. DZS undertakes no obligation to update or revise any forward-looking statements for any reason.

For further information see: www.DZSi.com.
DZS on Twitter: https://twitter.com/dzs_innovation
DZS on LinkedIn: https://www.linkedin.com/company/DZSi/

Investor Inquiries:
Ted Moreau

Vice President, Investor Relations

IR@dzsi.com